Prepaid expenses and other current assets (Details) - SOFTWARE LUXEMBOURG HOLDING S.A. (SUCCESSOR) AND POINTWELL LIMITED (PREDECESSOR) - USD ($) $ in Thousands	Apr. 30, 2021	Jan. 31, 2021	Jan. 31, 2020	Feb. 01, 2019	Jan. 31, 2019
Deferred commission costs - current	$ 4,019	$ 3,147	$ 11,195
Refundable income tax	9,618	8,969	6,726
Prepaid software maintenance costs	8,370	8,587	6,569
Prepaid royalties	2,876	2,958	2,294
Employee bonus advance			1,867
Other	6,942	6,665	7,771
Total prepaid expenses and other current assets	$ 31,825	$ 30,326	$ 36,422	$ 36,933	$ 52,456